Prospectus supplement dated November 14, 2019
to the following prospectus(es):
BOA CVUL Future and BOA CVUL prospectuses dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1. Effective November 20, 2019, the following underlying mutual fund(s) are added as investment option(s) under the policy. The underlying mutual fund(s) are added to the bulleted list on the cover of the prospectus and Appendix A: Sub-Account Information.
MFS® Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Service Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic℠ Multi-Asset Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	J.P. Morgan Investment Management Inc.
Investment Objective:	The fund seeks a high level of total return.
2. The following investment options are only available to policies issued prior to December 31, 2019:
•	Ivy Variable Insurance Portfolios – Securian Real Estate Securities: Class II
•	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
•	Putnam Variable Trust – Putnam VT Small Cap Value Fund: Class IB
•	T. Rowe Price Fixed Income Series, Inc – T. Rowe Price Limited-Term Bond Portfolio
PROS-2019-293
1